Exhibit 10.3

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT, dated as of August 2, 2013 (as amended, modified, restated or supplemented from time to time, this “Security Agreement”) is by and among the parties identified as “Grantors” on the signature pages hereto and the Subsidiaries of The Providence Service Corporation, a Delaware corporation (the “Borrower”), from time to time party hereto (individually a “Grantor”, and collectively the “Grantors”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (defined below).

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit and Guaranty Agreement dated as of March 11, 2011 (as amended, supplemented and otherwise modified prior to the date hereof, the “Existing Credit Agreement”) among the Borrower, the guarantors party thereto, the lenders party thereto (the “Existing Lenders”) and the Administrative Agent, the Existing Lenders required, as a condition precedent to their entering into the Existing Credit Agreement and making extensions of credit to or for the account of the Borrower thereunder, the Borrower and the guarantors party thereto to execute that certain security agreement dated as of March 11, 2011 (as amended, supplemented and otherwise modified prior to the date hereof, the “Existing Security Agreement”);

WHEREAS, the Lenders have agreed to amend and restate the Existing Credit Agreement pursuant to the Amended and Restated Credit and Guaranty Agreement dated as of the date hereof (as amended, restated, modified, extended, increased, renewed or replaced from time to time, the “Credit Agreement”) among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to participate in Letters of Credit under the Credit Agreement that the Grantors agree to amend and restate the Existing Security Agreement in accordance with the terms of this Security Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Definitions.

(a)     Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

(b)     The following terms shall have the meanings assigned thereto in the UCC (as defined below): Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Proceeds, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper.

(c)     As used herein, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning provided in the introductory paragraph hereof.

“Collateral” has the meaning provided in Section 2 hereof.

“Copyright License” means any written agreement, naming any Grantor as licensor, granting any right under any Copyright.

“Copyrights” means (a) all copyrights registered in the United States or any other country in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country or political subdivision thereof, and (b) all renewals thereof.

“Patent License” means any written agreement providing for the grant by or to a Grantor of any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (a) all letters patent of the United States or any other country or any political subdivision thereof and all reissues and extensions thereof, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

“Secured Obligations” means, without duplication, (i) the Obligations (as defined in the Credit Agreement) and (ii) all reasonable and documented out-of-pocket costs and expenses incurred in connection with enforcement and collection of the Secured Obligations described in the foregoing clause (i), including, without limitation, reasonable and documented attorneys’ fees and disbursements.

“Secured Parties” means, collectively, the Lenders, the Swap Banks, the Treasury Management Banks and any other holder of the Secured Obligations, and “Secured Party” means any one of them.

“Trademark License” means any written agreement providing for the grant by or to a Grantor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country, any state thereof or any political subdivision thereof, or otherwise and (b) all renewals thereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, except as such term may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2.     Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(a)     all Accounts;

(b)     all Chattel Paper;

(c)     those Commercial Tort Claims identified on Schedule 2(c) attached hereto;

(d)     all Copyrights;

(e)     all Copyright Licenses;

(f)     all Deposit Accounts;

(g)     all Documents;

(h)     all Equipment;

(i)     all Fixtures;

(j)     all General Intangibles;

(k)     all Goods;

(l)     all Instruments;

(m)     all Inventory;

(n)     all Investment Property;

(o)     all Letter-of-Credit Rights;

(p)     all Money;

(q)     all Patents;

(r)     all Patent Licenses;

(s)     all Software;

(t)     all Supporting Obligations;

(u)     all Trademarks;

(v)     all Trademark Licenses; and

(w)     to the extent not otherwise included, all Accessions and all Proceeds of any and all of the foregoing.

The Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not and shall not be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Security Agreement shall not constitute a grant of a security interest in any Excluded Property or in any of the following property (collectively with the Excluded Property, the “Excluded Assets”): any other property to the extent that and for so long as such grant of a security interest (A) is prohibited by any applicable law or requirement of law of a Governmental Authority, (B) requires a consent not obtained of any Governmental Authority pursuant to applicable law or (C) is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except to the extent that such applicable law or requirement of law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law (including without limitation, Section 9-406, 9-407, 9-408 and 9-409 of the UCC); provided, that any proceeds or receivable or any money or other amounts due or to become due under any such contract, license, agreement, instrument or other document or shareholder or similar agreement shall not be deemed excluded from the grant of security interest under this Security Agreement. In addition, the representations and warranties in Section 4 and the covenants in Section 5 with respect to certain assets of the Grantors hereunder will be deemed to apply to only those assets which are not Excluded Assets.

3.     [Intentionally Omitted].

4.     Representations and Warranties. Each Grantor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that so long as any of the Secured Obligations remains outstanding (other than in respect of unasserted indemnification and expense reimbursement obligations that survive the termination of this Security Agreement or obligations and liabilities under any Secured Swap Agreement or any Secured Treasury Management Agreement, in each case, not yet due and payable) and until all of the Commitments relating thereto have been terminated:

(a)     Legal Name.

(i)      Each Grantor’s exact legal name (and for the prior five years or since the date of its formation has been), and each Grantor’s taxpayer identification number and organization identification number are as set forth on Schedule 6.20(b) to the Credit Agreement or as provided to the Administrative Agent in writing pursuant to the terms of Section 8.13 of the Credit Agreement.

(ii)     Each Grantor’s state of formation is (and for the prior five years or since the date of its formation has been) as set forth on Schedule 6.20(b) to the Credit Agreement or as provided to the Administrative Agent in writing pursuant to the terms of Section 8.13 of the Credit Agreement.

(iii)    As of the Closing Date, other than as set forth on Schedule 6.20(c) to the Credit Agreement, no Grantor has been party to a merger, consolidation or other change in structure in the prior five years.

(b)     Ownership. Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(c)     Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the rights of such Grantor in the Collateral to the extent such security interest may be created under the UCC and, when properly perfected by filing of a UCC financing statement, shall constitute a valid, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing a financing statement under the UCC, free and clear of all Liens except for Permitted Liens.

(d)     Types of Collateral. None of the Collateral consists of, or is the Accessions or the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes, or Standing Timber.

(e)     Accounts. With respect to the Accounts of the Grantors reflected as accounts receivable on the consolidated balance sheet of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent pursuant to the Credit Agreement, (i) each Account of the Grantors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered or to be sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered or to be rendered by such Grantor to, the account debtor named therein, (iii) any Account of a Grantor evidenced by any Instrument or Chattel Paper having a value in excess of $100,000 individually or $500,000 in the aggregate unless such Instrument or Chattel Paper has, been endorsed over and delivered to, or submitted to the control of, the Administrative Agent and (iv) no surety bond was required or given in connection with any Account of a Grantor or the contracts or purchase orders out of which they arose.

(f)     Inventory. No Inventory of a Grantor is held by any Person other than a Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement.

(g)     [Intentionally Omitted].

(h)     Commercial Tort Claims. As of the Closing Date, no Grantor has Commercial Tort Claims seeking damages in excess of $100,000 other than (i) those listed on Schedule 2(c), or (ii) as to which the actions required by Section 5(k) have been taken.

5.     Covenants. Each Grantor covenants that, so long as any of the Secured Obligations remains outstanding (other than in respect of unasserted indemnification and expense reimbursement obligations that survive the termination of this Security Agreement or obligations and liabilities under any Secured Swap Agreement or any Secured Treasury Management Agreement, in each case, not yet due and payable) and until all of the Commitments relating thereto have been terminated, such Grantor shall:

(a)     Other Liens. Defend the Collateral against Liens thereon other than Permitted Liens.

(b)     Instruments/Tangible Chattel Paper/Documents. If any amount in excess of $100,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, (i) ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession or control of such Grantor or its agents at all times or, if requested by the Administrative Agent in writing, is promptly delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent and (ii) ensure that any Collateral consisting of Tangible Chattel Paper relating to an amount payable in excess of $100,000 is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.

(c)     [Reserved]

(d)     Perfection of Security Interest. Execute and deliver to the Administrative Agent such agreements, assignments or instruments and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent the effectiveness, perfection and priority (subject to Permitted Liens)) of its security interests in the Collateral hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in writing in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights registered with the United States Copyright Office, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Exhibit 5(d)(i) attached hereto, (C) with regard to Patents issued with the United States Patent and Trademark Office and all applications for Patents filed with the United States Patent and Trademark Office, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 5(d)(ii) attached hereto and (D) with regard to Trademarks registered with the United States Patent and Trademark Office and all applications for Trademarks filed with the United States Patent and Trademark Office, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 5(d)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, each Grantor authorizes the Administrative Agent to prepare and file one or more financing statements (including continuation statements and amendments thereof), with collateral descriptions broader, including without limitation “all assets, whether now owned or hereafter acquired” and/or “all personal property, whether now owned or hereafter acquired” collateral descriptions, and/or less specific than the description of the Collateral contained herein, disclosing the Administrative Agent’s security interest in any or all of the Collateral of such Grantor without such Grantor’s signature thereon, and further each Grantor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other Person whom the Administrative Agent may designate, as such Grantor’s attorney-in-fact with full power and for the limited purpose to sign in the name of such Grantor any such financing statements (including renewal or continuation statements), amendments and supplements, notices or any similar documents that in the Administrative Agent’s reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations remain unpaid (other than in respect of unasserted indemnification and expense reimbursement obligations that survive the termination of this Security Agreement or obligations and liabilities under any Secured Swap Agreement or any Secured Treasury Management Agreement, in each case, not yet due and payable) and until the Commitments relating thereto shall have been terminated. Each Grantor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Grantor wherever the Administrative Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Grantor or any part thereof, or to any of the Secured Obligations, such Grantor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if a Grantor shall fail to do so promptly upon the reasonable request of the Administrative Agent in writing, then the Administrative Agent may execute any and all such requested documents on behalf of such Grantor pursuant to the power of attorney granted hereinabove). If any Collateral with an aggregate value of $100,000 or more is at any time is in the possession or control of any warehouseman, bailee or any agent or processor of such Grantor, such Grantor agrees to notify such Person in writing of the Administrative Agent’s security interest therein and, upon the Administrative Agent’s request, instruct such Person to hold all such Collateral for the account of the Secured Parties, subject to the Administrative Agent’s instructions. Each Grantor agrees to mark its books and records to reflect the security interest of the Administrative Agent in the Collateral.

(e)     Control. Execute and deliver (and cause to be executed and delivered) all agreements, assignments, instruments or other documents as the Administrative Agent shall reasonably request in writing for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Collateral consisting of Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.

(f)     [Intentionally Omitted].

(g)    [Intentionally Omitted].

(h)    [Intentionally Omitted].

(i)     [Intentionally Omitted].

(j)     Insurance. Insure, repair and replace the Collateral of such Grantor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Administrative Agent hereunder.

(k)    Commercial Tort Claims.

(i)     Promptly notify the Administrative Agent in writing of the initiation of any Commercial Tort Claim seeking damages in excess of $100,000 before any Governmental Authority by or in favor of such Grantor.

(ii)     Execute and deliver such statements, documents and notices and do and cause to be done all such things as the Administrative Agent may reasonably deem necessary, appropriate or convenient, or as are required by law, to create, perfect and maintain the Administrative Agent’s security interest in any Commercial Tort Claim seeking damages in excess of $100,000.

6.     Advances by Administrative Agent. On failure of any Grantor to perform any of the covenants and agreements contained herein which constitutes an Event of Default and while such Event of Default continues, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may make for the protection of the security hereof or that may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis (subject to Section 23 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any Default or Event of Default. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7.     Remedies.

(a)     General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by law (including, without limitation, levy of attachment and garnishment), the rights and remedies of a secured party under the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral and, further, the Administrative Agent may, with or without judicial process or the aid and assistance of others to the extent permitted by applicable law, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Administrative Agent at the expense of the Grantors any Collateral at any place and time designated by the Administrative Agent that is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each of the Grantors acknowledges that any private sale referenced above may be at prices and on terms less favorable to the seller than the prices and terms that might have been obtained at a public sale. In addition to all other sums due the Administrative Agent and the Secured Parties with respect to the Secured Obligations, the Grantors shall pay the Administrative Agent and each of the Secured Parties all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent or any such Secured Party, in enforcing its remedies hereunder including, but not limited to, reasonable and documented attorneys’ fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Secured Parties or the Grantors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Debtor Relief Laws. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least ten Business Days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent and the Secured Parties may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.

(b)     Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Grantor will promptly upon the reasonable request of the Administrative Agent in writing instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent and (ii) the Administrative Agent shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Administrative Agent or its designee may notify (or require any Grantor to notify) any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts. Each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent’s own convenience. The Administrative Agent and the Secured Parties shall have no liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance.

(c)     Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d)     Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, any other Loan Document, any other documents relating to the Secured Obligations, or as provided by law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent or the Secured Parties may have.

(e)     Retention of Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

(f)     Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Grantors shall be jointly and severally liable for the deficiency (subject to Section 23 hereof), together with interest thereon at the Default Rate, together with the reasonable and documented costs of collection and attorneys’ fees. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8.     Rights of the Administrative Agent.

(a)     Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i)      to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Administrative Agent may reasonably deem appropriate;

(ii)     to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

(iii)    to defend, settle or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Administrative Agent may reasonably deem appropriate;

(iv)    to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

(v)     to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(vi)    to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(vii)   to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(viii)  to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(ix)     to adjust and settle claims under any insurance policy relating thereto;

(x)      to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

(xi)      to institute any foreclosure proceedings that the Administrative Agent may reasonably deem appropriate; and

(xii)     to do and perform all such other acts and things as the Administrative Agent may reasonably deem appropriate or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations shall remain outstanding (other than in respect of unasserted indemnification and expense reimbursement obligations that survive the termination of this Security Agreement or obligations and liabilities under any Secured Swap Agreement or any Secured Treasury Management Agreement, in each case, not yet due and payable) and until all of the Commitments relating thereto shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

(b)     The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder and to account for all proceeds thereof, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no obligation to clean, repair or otherwise prepare the Collateral for sale.

9.     [Intentionally Omitted].

10.     Application of Proceeds. After the exercise of remedies provided for in Section 9.02 of the Credit Agreement (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02 of the Credit Agreement), any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.03 of the Credit Agreement, and each Grantor irrevocably waives the right to direct the application of such payments and proceeds.

11.     Continuing Agreement.

(a)     This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remains outstanding (other than in respect of unasserted indemnification and expense reimbursement obligations that survive the termination of this Security Agreement or obligations and liabilities under any Secured Swap Agreement or any Secured Treasury Management Agreement, in each case, not yet due and payable) and until all of the Commitments relating thereto have been terminated. Upon payment or other satisfaction of all Secured Obligations (other than in respect of unasserted indemnification and expense reimbursement obligations that survive the termination of this Security Agreement or obligations and liabilities under any Secured Swap Agreement or any Secured Treasury Management Agreement, in each case, not yet due and payable) and termination of the Commitments related thereto, this Security Agreement and the liens and security interests of the Administrative Agent hereunder shall be automatically terminated and the Administrative Agent shall, upon the request and at the expense of the Grantors forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination and return to Grantors all Collateral in its possession. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

(b)     This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable and documented costs and expenses (including, without limitation, reasonable and documented attorneys’ fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

12.     Amendments and Waivers. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement; provided that any update or revision to Schedule 2(c) hereof delivered by any Grantor in accordance with the terms hereof shall not constitute an amendment for purposes of this Section 12 or Section 11.01 of the Credit Agreement.

13.     Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Grantor, its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns; provided, however, none of the Grantors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement.

14.     Notices. All notices required or permitted to be given under this Security Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

15.     Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

16.     Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

17.     Governing Law; Submission to Jurisdiction; Venue; Waiver of Right to Trial by Jury. The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

18.     Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

19.     Entirety. This Security Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

20.     Survival. All representations and warranties of the Grantors hereunder shall survive the execution and delivery of this Security Agreement, the other Loan Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

21.     Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then to the extent permitted by applicable law the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Security Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

22.     Joint and Several Obligations of Grantors.

(a)     Subject to subsection (c) of this Section 23, each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

(b)     Subject to subsection (c) of this Section 23, each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them.

(c)     Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Grantor under the Credit Agreement, the other Loan Documents and the other documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

24.     Joinder. At any time after the date of this Security Agreement, one or more additional Persons may become party hereto by executing and delivering to the Administrative Agent a joinder agreement in accordance with the terms of the Credit Agreement. Immediately upon such execution and delivery of such joinder agreement (and without any further action), each such additional Person will become a party to this Security Agreement as an “Grantor” and have all of the rights and obligations of a Grantor hereunder and this Security Agreement and the schedules hereto shall be deemed amended by such joinder agreement.

25.     Amended and Restatement of Existing Security Agreement.

The parties to the Existing Security Agreement each hereby agrees that the Existing Security Agreement automatically shall be deemed amended, superseded and restated in its entirety by this Security Agreement. All indebtedness, obligations, liabilities and liens created by the Existing Security Agreement shall continue unimpaired and in full force and effect, as amended and restated in this Security Agreement. This Security Agreement does not constitute a novation of the obligations and liabilities existing under the Existing Security Amendment, and this Security Agreement evidences the obligations of the Grantors under the Existing Security Agreement as continued and amended and restated hereby.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	THE PROVIDENCE SERVICE CORPORATION, a Delaware corporation

	By:	/s/ Warren S. Rustand
	Name:	Warren S. Rustand
	Title:	Chief Executive Officer

AMERICAN WORK, INC. PROVADO TECHNOLOGIES, LLC

By:	/s/ Warren S. Rustand
Name:	Warren S. Rustand
Title:	President

FAMILY PRESERVATION SERVICES OF FLORIDA, INC.

By:	/s/ Robert E. Wilson
Name:	Robert E. Wilson
Title:	Secretary and Treasurer

HEALTH TRANS, INC. RED HOP TRANSPORTATION, INC. RIDE PLUS, LLC

By:	/s/ Warren S. Rustand
Name:	Warren S. Rustand
Title:	Chairman

LOGISTICARE SOLUTIONS, LLC

By:	/s/ Robert E. Wilson
Name:	Robert E. Wilson
Title:	Assistant Secretary and Treasurer

THE PROVIDENCE SERVICE CORPORATION

SECURITY AGREEMENT

LOGISTICARE SOLUTIONS INDEPENDENT PRACTICE ASSOCIATION, LLC

By: LogistiCare Solutions, LLC, as Sole Member

By:	/s/ Robert E. Wilson
Name:	Robert E. Wilson
Title:	Assistant Secretary and Treasurer

A to Z In-Home Tutoring LLC

AlphaCare Resources, Inc.

Camelot Care Centers, Inc.

Children’s Behavioral Health, Inc.

Choices Group, Inc.

Dockside Services, Inc.

Drawbridges Counseling Services, LLC

Family-Based Strategies, Inc.

Family Preservation Services, Inc.

Family Preservation Services of North Carolina, Inc.

Family Preservation Services of Washington D.C., Inc.

Family Preservation Services of West Virginia, Inc.

Maple Star Nevada

Maple Star Washington, Inc.

Oasis Comprehensive Foster Care LLC

Providence Community Corrections, Inc.

Providence Community Services, Inc.

Providence Community Services, LLC

Providence Management Corporation of Florida

Providence of Arizona, Inc.

Providence Service Corporation of ALABAMA

PROVIDENCE SERVICE CORPORATION OF DELAWARE

Providence Service Corporation of Maine

Providence Service Corporation of Oklahoma

Providence Service Corporation of Texas

RAYSTOWN DEVELOPMENTAL SERVICES, INC.

RIO GRANDE MANAGEMENT COMPANY, L.L.C.

THE REDCO GROUP, INC.

Transitional Family Services, Inc.

W.D. Management, L.L.C.

By:	/s/ Warren S. Rustand
Name:	Warren S. Rustand
Title:	Chief Executive Officer

THE PROVIDENCE SERVICE CORPORATION

SECURITY AGREEMENT

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Kelly Weaver

Name: Kelly Weaver

Title: AVP

THE PROVIDENCE SERVICE CORPORATION

SECURITY AGREEMENT

SCHEDULE 2(c)

COMMERCIAL TORT CLAIMS

None.

EXHIBIT 5(d)(i)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Amended and Restated Security Agreement dated as of August 2, 2013 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each a “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the undersigned Grantor has granted to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter:

(a)     all Copyrights, including the copyrights and copyright applications shown on Schedule 1 attached hereto.

Notwithstanding anything to the contrary contained herein, the security interests granted under the Security Agreement do not extend to the Excluded Property.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the copyrights and copyright applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

In the event of any conflict between the terms of the Security Agreement and the terms of this Notice of Grant of Security Interest in Copyrights, the terms of the Security Agreement shall govern and control.

Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Security Agreement.

Counterparts. This Notice of Grant of Security Interest in Copyrights may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Grant of Security Interest in Copyrights to produce or account for more than one such counterpart.

GOVERNING LAW. THIS NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Very truly yours,
[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,

as Administrative Agent

By: ________________________________________________________

Name:

Title:

EXHIBIT 5(d)(ii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Amended and Restated Security Agreement dated as of August 2, 2013 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each a “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the undersigned Grantor has granted to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter:

(a)     all Patents, including the patents and patent applications shown on Schedule 1 attached hereto.

Notwithstanding anything to the contrary contained herein, the security interests granted under the Security Agreement do not extend to the Excluded Property.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the patents and patent applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

In the event of any conflict between the terms of the Security Agreement and the terms of this Notice of Grant of Security Interest in Patents, the terms of the Security Agreement shall govern and control.

Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Security Agreement.

Counterparts. This Notice of Grant of Security Interest in Patents may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Grant of Security Interest in Patents to produce or account for more than one such counterpart.

GOVERNING LAW. THIS NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Very truly yours,
[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,

as Administrative Agent

By: ________________________________________________________

Name:

Title:

EXHIBIT 5(d)(iii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Amended and Restated Security Agreement dated as of August 2, 2013 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each a “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the undersigned Grantor has granted to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter:

(a)     all Trademarks, including the trademarks and trademark applications set forth on Schedule 1 attached hereto.

Notwithstanding anything to the contrary contained herein, the security interests granted under the Security Agreement do not extend to the Excluded Property.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the trademarks and trademark applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

In the event of any conflict between the terms of the Security Agreement and the terms of this Notice of Grant of Security Interest in Trademarks, the terms of the Security Agreement shall govern and control.

Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Security Agreement.

Counterparts. This Notice of Grant of Security Interest in Trademarks may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Grant of Security Interest in Trademarks to produce or account for more than one such counterpart.

GOVERNING LAW. THIS NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Very truly yours,
[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,

as Administrative Agent

By: ________________________________________________________

Name:

Title: